UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5074

Dreyfus Basic U.S. Mortgage Securities Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/05

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
24	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC
U.S. Mortgage Securities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s primary portfolio manager, Marc Seidner.

The first half of 2005 proved to be an unusual time for fixed-income securities. Contrary to historical norms, yields of longer-term U.S. government securities fell — and their prices rose — even as the Federal Reserve Board attempted to forestall inflationary pressures by raising short-term interest rates. Signs of potential economic weakness, a strengthening U.S. dollar and robust investor demand appear to have fueled the rally in the more interest-rate-sensitive parts of the market. Conversely, prices in the corporate bond market declined despite an expanding economy, improved balance sheets and persistently low default rates.

In our view, these factors may have created new opportunities and challenges for fixed-income investors. Our economists currently expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for market conditions that could affect the various sectors of the U.S. bond market in different ways. As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Marc Seidner, Portfolio Manager
How did Dreyfus BASIC U.S. Mortgage Securities Fund perform relative to its benchmark?

For the six-month period ended June 30, 2005, the fund achieved a total return of 2.58% and provided aggregate income dividends of approximately $0.2950. 1 In comparison, the fund’s benchmark, the Lehman Brothers GNMA Index (the “Index”), achieved a total return of 2.10% .2

Like other sectors of the U.S. government securities marketplace, GNMA securities were influenced by rising short-term interest rates. However, the eroding effects of higher interest rates were offset to a significant degree by rising bond prices and declining yields at the longer end of the maturity spectrum, enabling the mortgage-backed securities market to produce a modestly positive total return overall.The fund’s return was higher than that of the Index, primarily due to the success of our duration management and yield-curve positioning strategies.

Note to shareholders: On January 31, 2005, Marc Seidner and Robert Bayston became the fund’s primary and secondary portfolio managers, respectively. Each is a dual employee of Dreyfus and Standish Mellon Asset Management, LLC (Standish), a subsidiary of Mellon Financial Corporation and a Dreyfus affiliate. They apply Standish’s proprietary processes in managing the fund. Mr. Seidner also is the Director of Active Core Strategies with Standish, and joined Standish in 1995. Mr. Bayston also is a portfolio manager responsible for TIPS and Derivatives Strategies with Standish, and joined Standish in 1991.

What is the fund’s investment approach?

The fund seeks to maximize total return consisting of capital appreciation and current income.The fund invests primarily in Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securities. The fund may also invest in U.S. Treasury securities, asset-backed securities and other privately issued mortgage-backed securities.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

The Federal Reserve Board (“the Fed”) continued to raise short-term interest rates during the first half of 2005,implementing rate hikes at each of four meetings of its Federal Open Market Committee.As a result, the federal funds rate climbed from 2.25% at the start of the reporting period to 3.25% at the end. As expected, rising interest rates eroded prices of most shorter-term fixed-income securities, including mortgage-backed securities from U.S. government agencies. Contrary to historical norms, however, prices of longer-term bonds rose, and the yield of the 10-year U.S.Treasury bond ended the reporting period below 4%.

Although Fed Chairman Alan Greenspan called the resilience of long-term U.S. government securities “a conundrum” in February, it appears that prices in the U.S. bond market have been supported by robust demand from overseas buyers, who have been attracted to their relative credit safety and high yields compared to government securities in Europe or Japan. In addition, despite surging energy prices, U.S. government securities have benefited from investors’ generally low inflation expectations in an uncertain economy.

In this unusual market environment, we set the fund’s average duration —a measure of sensitivity to changing interest rates — in a range that was modestly shorter than industry averages.This relatively defensive positioning helped the fund maintain the liquidity it needed to capture higher yields quickly. In addition, we adopted a “barbell” yield-curve strategy that de-emphasized securities with maturities in the five- to 10-year range. This strategy was designed to benefit from narrower differences between yields of short- and long-term securities, which proved successful when short-term interest rates rose and longer-term bond yields fell.

Our security selection strategy focused primarily on current-coupon mortgage-backed securities from the Government National Mortgage Association (“Ginnie Mae”) that were trading at prices close to their face values.This approach helped us avoid higher-yielding, premium-priced securities that were undermined during the reporting period by a relatively high rate of prepayments as more homeowners refi-nanced their mortgages. In addition, the fund invested a portion of its

4

assets in mortgage-backed securities from the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

The fund’s holdings of Treasury Inflation Protected Securities (“TIPS”) fared well during the reporting period when their principal was adjusted upward to reflect the prevailing rate of inflation. Finally, the fund benefited from the higher yields provided by asset-backed securities that are backed by high-quality home equity loans.

What is the fund’s current strategy?

On the last day of the reporting period, the Fed implemented its ninth consecutive increase of short-term interest rates. In its statement accompanying the rate hike, the Fed left its assessment of the U.S. economy and monetary policy unchanged from previous announcements. Most analysts interpreted this as a sign that the Fed is not yet finished with its credit-tightening campaign, and that more rate hikes are likely.While we agree that the Fed’s interest-rate increases are not yet complete, we appear to be closer to the end of the cycle than the beginning. In addition, yield differences along the maturity spectrum have narrowed well beyond historical norms.

Accordingly, we recently have moved away from a “barbell” yield-curve strategy toward one that is more “bulleted,” focusing on specific maturity ranges. However, with additional rate hikes likely, we have maintained the fund’s relatively short average duration. In our view, these are prudent strategies until the Fed signals that its moves toward a less accommodative monetary policy are at an end.

July 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Performance figure provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders would be given at least 90 days’ notice if Dreyfus were to terminate or modify it. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index (unhedged) is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Mortgage Securities Fund from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005

Expenses paid per $1,000 †	$ 3.26
Ending value (after expenses)	$1,025.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

Expenses paid per $1,000 †	$ 3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
	Principal
Bonds and Notes—99.1%	Amount ($)		Value ($)

U.S. Government Agencies/
Mortgage-Backed—90.8%
Government National Mortgage Association I:
5%	31,333,000	[a]	31,577,711
5%, 11/15/2033-5/15/2035	4,349,019		4,389,761
5.5%	7,625,000	[a]	7,787,031
5.5%, 6/15/2033-6/15/2035	61,335,569		62,715,868
6%	16,866,000	[a]	17,398,291
6%, 10/15/2019-9/15/2034	17,409,487		17,980,217
6.5%	6,475,000	[a]	6,764,355
6.5%, 10/15/2010-9/15/2031	62,056		64,790
7%, 1/15/2024-2/15/2024	174,031		185,125
7.5%, 12/15/2023	25,328		27,331
8%, 4/15/2008-12/15/2022	741,084		789,841
8.5%, 11/15/2019-3/15/2022	93,736		103,098
9%, 11/15/2019-11/15/2022	26,852		29,531
9.5%, 9/15/2019-10/15/2020	16,302		18,155
Ser. 2004-39, Cl. LC, 5.5%, 12/20/2029	5,055,000		5,228,407
Ser. 2005-29, Cl. A, 4.016%, 7/16/2027	980,777		970,429
Ser. 2005-32, Cl. B, 4.385%, 8/16/2030	1,000,000		1,000,370
Ser. 2005-34, Cl. A, 3.956%, 9/16/2021	1,046,589		1,038,200
Ser. 2005-42, Cl. A, 4.045%, 7/16/2020	2,121,000		2,113,152
Ser. 2005-50, Cl. A, 4.28%, 8/16/2040	1,100,000		1,094,500
			161,276,163
Government National Mortgage Association II:
3.375%, 4/20/2030	718,228	[b]	729,734
3.5%, 7/20/2030-8/20/2030	376,018	[b]	379,559
5%, 9/20/2033-6/20/2035	8,738,590		8,793,207
5.5%, 3/20/2035-6/20/2035	8,155,550		8,321,189
6%, 6/20/2035	4,475,000		4,610,637
6.5%, 6/20/2031-7/20/2031	1,243,117		1,294,780
7%, 12/20/2027-8/20/2031	2,116,585		2,233,160
9%, 1/20/2020-7/20/2025	54,854		60,425
9.5%, 9/20/2021-12/20/2021	28,231		31,422
			26,454,113
Federal Home Loan Mortgage Corp.:
Stripped Securities, Interest Only Class:
Ser. 1987, Cl. PI, 7%, 9/15/2012	121,359	[c]	13,320
Ser. 2167, Cl. AM, 7%, 11/15/2015	22,335	[c]	96
			13,416

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
5%	11,275,000	[a]	11,278,495
5%, 1/1/2018-4/1/2020	4,355,286		4,408,494
6%, 8/1/2034	1,296,189		1,329,741
Ser. 2002-55, Cl. GD, 5.5%, 11/25/2015	288,815		289,709
			17,306,439
Total U.S. Government Agencies/Mortgage-Backed			205,050,131
Asset-Backed Ctfs.-Home Equity—1.3%
Conseco Finance,
Ser. 2001-D, Cl. A4, 5.53%, 2032	673,626		677,545
Equivantage Home Equity Loan Trust,
Ser. 1996-2, Cl. A4, 8.05%, 2027	1,556,493		1,553,998
Long Beach Asset,
Ser. 2004-6, Cl. N1, 4.5%, 2034	675,182	[d]	676,369
			2,907,912
Residential Mortgage Pass-Through Ctfs.—4.6%
Countrywide Home Loans,
Ser. 2002-19, Cl. B1, 5.95%, 2032	929,379		946,572
First Horizon Alternative Mortgage Securities,
Ser. 2004-FA1, Cl. 1A1, 6.25%, 2034	4,027,282		4,151,394
GMAC Mortgage Corporation Loan Trust,
Ser. 2004-J1, Cl. M3, 5.5%, 2034	1,092,268		1,080,642
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2, 3.554%, 2034	3,343,539	[b]	3,302,451
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5, 5.159%, 2035	575,000		584,051
Ocwen Residential MBS,
Ser. 1998-R1, Cl. B1, 7%, 2040	340,969	[d]	352,276
			10,417,386
U.S. Government—2.4%
U.S. Treasury Inflation Protected Securities,
1.875%,7/15/2013	4,952,228	[e]	5,072,153
U.S. Treasury Notes,
3.5%, 8/15/2009	225,000	[f]	223,144
			5,295,297
Total Bonds and Notes
(cost $223,245,812)			223,670,726

8

		Face Amount
		Covered by
Options—.0%		Contracts ($)	Value ($)

Call Options:
U.S. Treasury Notes,
4%, 2/15/2015, August 2005 @ 98.65625		2,280,000	39,763
U.S. Treasury Notes,
4.125%, 5/15/2015, August 2005 @ 101.328125 2,275,000			22,591
Total Options
(cost $50,886)			62,354

Other Investments—7.8%		Shares	Value ($)

Dreyfus Institutional Preferred Plus Money Market Fund
(cost $17,568,000)		17,568,000 [g]	17,568,000

		Principal
Short-Term Investments—26.6%		Amount ($)	Value ($)

U.S. Treasury Bills:
2.56%, 7/7/2005		40,000,000	39,981,600
2.73%, 7/21/2005		20,000,000	19,968,000
Total Short-Term Investments
(cost $59,950,967)			59,949,600

Total Investments (cost $300,815,665)		133.5%	301,250,680

Liabilities, Less Cash and Receivables		(33.5%)	(75,524,475)

Net Assets		100.0%	225,726,205

[a] Purchased on a forward commitment basis.
[b] Variable rate security—interest rate subject to periodic change.
[c] Notional face amount shown.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities amounted to $1,028,645 or .5% of net assets.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[f] Held by a broker as collateral for open financial futures positions.
[g] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government/Agency Securities	93.2	Mortgage/Asset-Backed	5.9
Short-Term/		Futures/Options Contracts	(.0)
Money Market Investments	34.4		133.5

† Based on net assets. See notes to financial statements.
The Fund 9

STATEMENT OF FINANCIAL FUTURES June 30, 2005 (Unaudited)
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 6/30/2005 ($)

Financial Futures Long
U.S. Treasury 5 Year Notes	35	3,811,172	September 2005	14,766
Financial Futures Short
U.S. Treasury 2 Year Notes	5	1,038,438	September 2005	(1,328)
U.S. Treasury 10 Year Notes	218	24,736,187	September 2005	(47,591)
				(34,153)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
June 30, 2005 (Unaudited)

			Face Amount
			Covered by
			Contracts ($)	Value ($)

Call Options:
U.S. Treasury Notes,
4%, 2/15/2015, August 2005 @ 100.171875			4,560,000	30,962
U.S. Treasury Notes,
4.125%, 5/15/2015, August 2005 @ 102.859375			4,550,000	19,474
(Premiums received $50,886)				50,436

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES June 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	283,247,665	283,682,680
Affiliated issuers	17,568,000	17,568,000
Receivable for investment securities sold		11,307,236
Interest receivable		915,576
Receivable for shares of Beneficial Interest subscribed		38,874
Prepaid expenses		9,079
		313,521,445

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		118,107
Cash overdraft due to Custodian		72,969
Payable for investment securities purchased		87,075,105
Payable for shares of Beneficial Interest redeemed		367,907
Outstanding options written, at value (premiums
received $50,886)—See Statement of Options Written		50,436
Payable for futures variation margin—Note 4		38,813
Accrued expenses		71,903
		87,795,240

Net Assets ($)		225,726,205

Composition of Net Assets ($):
Paid-in capital		229,237,240
Accumulated distributions in excess of investment income—net		(622,804)
Accumulated net realized gain (loss) on investments		(3,289,543)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions [including ($34,153)
net unrealized depreciation on financial futures]		401,312

Net Assets ($)		225,726,205

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		14,930,198
Net Asset Value, offering and redemption price per share ($)		15.12

See notes to financial statements.
The Fund 11

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Interest	4,386,129
Dividends;
Affiliated issuers	127,427
Total Income	4,513,556
Expenses:
Management fee—Note 3(a)	679,993
Shareholder servicing costs—Note 3(b)	111,255
Professional fees	22,609
Trustees’ fees and expenses—Note 3(c)	17,195
Custodian fees—Note 3(b)	14,975
Prospectus and shareholders’ reports	8,321
Registration fees	6,390
Interest expense—Note 2	2,938
Miscellaneous	12,356
Total Expenses	876,032
Less—reduction in management fee
due to undertaking—Note 3(a)	(136,435)
Net Expenses	739,597
Investment Income—Net	3,773,959

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,246,492)
Net realized gain (loss) on financial futures	416,107
Net Realized Gain (Loss)	(1,830,385)
Net unrealized appreciation (depreciation) on investments and options transactions [including ($387,192) net unrealized
depreciation on financial futures]	3,812,816
Net Realized and Unrealized Gain (Loss) on Investments	1,982,431
Net Increase in Net Assets Resulting from Operations	5,756,390

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment income—net	3,773,959	10,352,311
Net realized gain (loss) on investments	(1,830,385)	(23,375)
Net unrealized appreciation
(depreciation) on investments	3,812,816	(3,501,755)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,756,390	6,827,181

Dividends to Shareholders from ($):
Investment income—net	(4,467,736)	(11,515,666)
Net realized gain on investments	—	(2,519,769)
Total Dividends	(4,467,736)	(14,035,435)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	10,038,542	25,900,358
Dividends reinvested	3,981,016	12,412,302
Cost of shares redeemed	(21,602,346)	(58,346,039)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(7,582,788)	(20,033,379)
Total Increase (Decrease) in Net Assets	(6,294,134)	(27,241,633)

Net Assets ($):
Beginning of Period	232,020,339	259,261,972
End of Period	225,726,205	232,020,339
Undistributed (distributions in excess of)
investment income—net	(622,804)	70,973

Capital Share Transactions (Shares):
Shares sold	666,386	1,694,325
Shares issued for dividends reinvested	263,708	815,538
Shares redeemed	(1,433,453)	(3,834,068)
Net Increase (Decrease) in Shares Outstanding	(503,359)	(1,324,205)

See notes to financial statements.
The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2005		Year Ended December 31,

	(Unaudited)	2004	2003	2002	2001 [a]	2000

Per Share Data ($):
Net asset value,
beginning of period	15.03	15.47	15.62	15.25	14.97	14.39
Investment Operations:
Investment income—net	.25[b]	.64[b]	.53[b]	.63[b]	.85[b]	.92
Net realized and unrealized
gain (loss) on investments	.13	(.22)	.01	.70	.30	.57
Total from Investment Operations .38		.42	.54	1.33	1.15	1.49
Distributions:
Dividends from
investment income—net	(.29)	(.71)	(.60)	(.68)	(.87)	(.91)
Dividends from net realized
gain on investments	—	(.15)	(.09)	(.28)	—	—
Total Distributions	(.29)	(.86)	(.69)	(.96)	(.87)	(.91)
Net asset value, end of period	15.12	15.03	15.47	15.62	15.25	14.97

Total Return (%)	2.58[c]	2.81	3.54	8.87	7.70	11.01

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77[d]	.81	.84	.82	.87	.99
Ratio of net expenses
to average net assets	.65[d]	.66	.68	.65	.65	.66
Ratio of net investment income
to average net assets	3.33[d]	4.20	3.40	4.06	5.62	6.31
Portfolio Turnover Rate	283.89[c,e]	538.15[e]	558.50[e]	557.74	568.70	666.82

Net Assets, end of period
($ x 1,000)	225,726	232,020	259,262	272,455	160,347	121,654

[a]	As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
	Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a
	scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period
	ended December 31, 2001 was to decrease net investment income per share and increase net realized and unrealized
	gain (loss) on investments per share by less than $.01 and decrease the ratio of net investment income to average net
	assets from 5.66% to 5.62%. Per share data and ratios/supplemental data for periods prior to January 1, 2001
	have not been restated to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
[e]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2005,
	December 31, 2004 and December 31, 2003 were 69.11%, 254.55%, and 136.96%, respectively.
See notes to financial statements.
14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

16

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $817,973 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2004. If not applied, the carryover expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: ordinary income $14,035,435. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit pri-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

marily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the lever aging arrangement during the period ended June 30, 2005 was approximately $193,400, with a related weighted average annualized interest rate of 3.06% ..

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken until such time as they give shareholders at least 90 days’ notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $136,435 during the period ended June 30, 2005.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2005, the fund was charged $44,850 pursuant to the Shareholder Services Plan.

18

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2005, the fund was charged $43,912 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2005, the fund was charged $14,975 pursuant to the custody agreement.

During the period ended June 30, 2005, the fund was charged $1,998 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $111,616, custodian fees $13,908, chief compliance officer fees $1,998 and transfer agency per account fees $14,703, which are offset against an expense reimbursement currently in effect in the amount of $24,118.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended June 30, 2005, amounted to $683,411,175 and $749,564,308, respectively, of which $517,055,334 in purchases and $518,109,311 in sales were from mortgage dollar roll transactions.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2005, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

20

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended June 30, 2005:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
December 31, 2004	—	—
Contracts written	9,110,000	50,886
Contracts outstanding
June 30, 2005	9,110,000	50,886

At June 30, 2005, accumulated net unrealized appreciation on investments was $435,015, consisting of $1,033,071 gross unrealized appreciation and $598,056 gross unrealized depreciation.

At June 30,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

22

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund
23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on May 24,2005,the Board considered the re-approval of the fund’s Management Agreement (the “Management Agreement”) for an additional one-year term, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the Management Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of the distribution channels of the fund as well as the distribution of other funds in the Dreyfus complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratios and placed significant

24

emphasis on comparisons to a group of comparable funds and the relevant Lipper category averages. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that the fund’s total return performance was higher than the fund’s comparison group averages and Lipper category averages for the three-, five- and ten- year periods ended March 31, 2005, but was lower than the funds comparison group and Lipper category averages for the fund for the one-year period ended March 31, 2005.The Board members also noted that the fund’s performance based on annualized income yields was better than the comparison group and Lipper category averages for the ten-year period ended March 31, 2005 and better than the Lipper category averages for the five, three and one-year periods ended March 31, 2005, but lower than the comparison group averages for such shorter term periods.The Board noted that a new primary portfolio manager was appointed effective January 28, 2005.

The Board members also discussed the fund’s management fee and expense ratio, noting that the fund’s expense ratio was lower than the comparison group and the Lipper category averages. The Board members then noted that the Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, but including the management fee, exceed .65 of the 1% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Management Agreement, or the Manager will bear, such excess expense.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Funds”), and noted that the

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Manager did not manage separate accounts with similar investment objectives, policies and strategies as the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fess paid for managing the Similar Funds and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds managed by the Manager to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The information also analyzed where any economies of scale might emerge as assets grow.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges deter-

26

mined by appropriate court cases to be reasonable given the fund’s overall performance and generally superior service levels provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on profitability of the Manager.

At the conclusion of these discussions, each Trustee expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s overall performance.
  The Board concluded that the fee paid by the fund to Manager was reasonable in light of comparative performance and expense and advisory fee information (including the Manager’s current undertak- ing to limit the fund’s expense ratio), costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that the fund realizes material economies of scale, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 27

NOTES

For More	Information

Dreyfus BASIC	Transfer Agent &
U.S. Mortgage	Dividend Disbursing Agent
Securities Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Basic U.S. Mortgage Securities Fund

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	August 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	August 30, 2005

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	August 30, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)